EXHIBIT 32.1

                            MEIGUO ACQUISITION CORP.
                             A Delaware Corporation
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Meiguo Acquisition Corp. ("Company") on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
W. Keaveney, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 21, 2011                /s/ David W. Keaveney
                                     -------------------------------------------
                                By:  David W. Keaveney
                                Its: President, Chief Executive Officer,
                                     Chief Financial Officer and Director
                                     (Principal Executive Officer and
                                     Principal Financial and Accounting Officer)